SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________________

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

June 14, 2004

PRECISION OPTICS CORPORATION, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-10647	04-2795294
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

22 East Broadway, Gardner, Massachusetts 01440

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (978) 630-1800

Item 5. Other Information and Regulation FD Disclosure.

On June 14, 2004, the Registrant issued the press release attached as Exhibit 99.1 announcing that the U.S. Securities and Exchange Commission had declared the Registrant's registration statement on Form S-3 effective as of June 14, 2004.

Item 7. Financial Statements and Exhibits.

(c)   Exhibit Number       Title

   99.1       Press Release issued by Precision Optics Corporation, Inc. on June 14, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2004	PRECISION OPTICS CORPORATION, INC. By: /s/ Jack P. Dreimiller Name: Jack P. Dreimiller Title: Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by Precision Optics Corporation, Inc. on June 14, 2004.